                                                                   Exhibit 10.22

                             TABLE OF CONTENTS   Protein Polymer Technologies
                                                 Suite 200 8586 SF
                                                 Bldg 1 10665 Sorrento Valley Rd

           MULTI-TENANT OFFICE R & D BUILDING LEASE - MODIFIED GROSS



                                                                              PAGE
Article 1     LEASE OF PREMISES.............................................    1
Article 2     DEFINITIONS...................................................    1
Article 3     EXHIBITS AND ADDENDA..........................................    2
Article 4     DELIVERY OF POSSESSION........................................    2
Article 5     RENT..........................................................    2
Article 6     INTEREST AND LATE CHARGES.....................................    4
Article 7     SECURITY DEPOSIT..............................................    4
Article 8     TENANT'S USE OF THE PREMISES..................................    5
Article 9     SERVICES AND UTILITIES........................................    5
Article 10    CONDITION OF THE PREMISES.....................................    6
Article 11    CONSTRUCTION, REPAIRS AND MAINTENANCE.........................    6
Article 12    ALTERATIONS AND ADDITIONS.....................................    6
Article 13    LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.....................    7
Article 14    RULES AND REGULATIONS.........................................    7
Article 15    CERTAIN RIGHTS RESERVED BY LANDLORD...........................    7
Article 16    ASSIGNMENT AND SUBLETTING.....................................    7
Article 17    HOLDING OVER..................................................    8
Article 18    SURRENDER OF PREMISES.........................................    8
Article 19    DESTRUCTION OR DAMAGE.........................................    8
Article 20    EMINENT DOMAIN................................................    9
Article 21    INDEMNIFICATION...............................................    9
Article 22    TENANT'S INSURANCE............................................   10
Article 23    WAIVER OF SUBROGATION.........................................   10
Article 24    SUBORDINATION AND ATTORNMENT..................................   10
Article 25    TENANT ESTOPPEL CERTIFICATES..................................   10
Article 26    TRANSFER OF LANDLORD'S INTEREST...............................   11
Article 27    DEFAULT.......................................................   11
Article 28    BROKERAGE FEES................................................   12
Article 29    NOTICES.......................................................   12
Article 30    GOVERNMENT ENERGY OR UTILITY CONTROLS.........................   12
Article 31    RELOCATION OF PREMISES........................................   12
Article 32    QUIET ENJOYMENT...............................................   13
Article 33    OBSERVANCE OF LAW.............................................   13
Article 34    FORCE MAJEURE.................................................   13
Article 35    CURING TENANT'S DEFAULTS......................................   13
Article 36    SIGN CONTROL..................................................   13
Article 37    MISCELLANEOUS.................................................   13

Addendum Quality of Construction; Landlord's Representations; Audit Provision Oper Exp Exclusions; Abatement of Rent/Casualty; Limit on Tenant's Indemnity; Landlord's Reciprocal Indemnity; Rules & Regs Changes; NonDisturbance Agreements; Real Prop Tax Limit; Landlord's Estoppel; Option to Renew; Services, Utils & Cost Proration; Alterations & Additions; Damage & Destruction; Adj Base Rent; Temp Premises; Landlord's Common Area Improvements


                                    MULTI-TENANT OFFICE R & D BUILDING LEASE - MODIFIED GROSS



This Lease between              Sycamore/San Diego Investors
                  ---------------------------------------------------------------------------------------------------------------
an          Illinois Limited Partnership
    -----------------------------------------------------------------------------------------------------------------------------
("Landlord"), and             Protein Polymer Technologies, INC.
                 ----------------------------------------------------------------------------------------------------------------
 a     Delaware Corporation                                                                                          ("Tenant"), is
  ------------------------------------------------------------------------------------------------------------------
dated                         March 1, 1996
     -----------------------------------------------------------------------------------------------------------------------------
1.  LEASE OF PREMISES.

In consideration of the Rent (as defined at Section 5.4) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A," and further described at
Section 2l. The Premises are located within the Building and Project described in Section 2m. Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Common
Areas (as defined at Section 2e.)

2.  DEFINITIONS.

As used in this Lease, the following terms shall have the following meanings:

a.  Base Rent: $167,736.00   One Hundred Sixty Seven Thousand Seven Hundred Thirty Six $ no/00                            per year.
                ----------------------------------------------------------------------------------------------------------

b.  Base Year:  The calendar year of                      1997
                                     ---------------------------------------------------------------------------------------------

c. Broker(s) and Sales Agent(s):                     Thomas M. Crowley
                                ---------------------------------------------------------------------------------------------------

d.  Commencement Date:                               January  1, 1997
                      -------------------------------------------------------------------------------------------------------------

e.  Common Areas: the building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas. Landlord shall have the right to regulate or reasonably restrict the use of the Common Areas.

f.  Expense Stop:  (fill in if applicable):  $                N/A
                                              -------------------------------------------------------------------------------------

g.  Expiration Date:                                   December 31, 1998                                      , unless otherwise
                    ------------------------------------------------------------------------------------------
    sooner terminated in accordance with the provisions of this Lease.

h.  Index (Section 5.2):  United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban
    Consumers, All Items Index for San Diego area (1982-84 = 100) 2nd 1/2 1996 = Base.
               --------------------------------------------------------------------------------------------------------------------

i.  Landlord's Mailing Address:                    c/o  Shell Properties Corporation
                               ----------------------------------------------------------------------------------------------------
                                                        10665 Sorrento Valley Road  Suite 101
                                                        San Diego, CA  92121
-----------------------------------------------------------------------------------------------------------------------------------

    Tenant's Mailing Address:                           10655 Sorrento Valley Road  Suite 100
                             -------------------------------------------------------------------------------------------------------
                                                        San Diego, CA  92121

-----------------------------------------------------------------------------------------------------------------------------------

j.  Monthly Installments of Base Rent:  $ 13,978.00  Thirteen Thousand Nine Hundred Seventy Eight & no/00                per month.
                                         --------------------------------------------------------------------------------

k.  Parking:  Tenant shall be permitted at no charge to park 3.26 cars per 1000SF cars on a non-exclusive basis in the area(s)
                                                             --------------------
    designated by Landlord for parking.  Tenant shall abide by any and all parking regulations and rules reasonably established from time to time by Landlord or Landlord's parking operator.

l.  Premises:  that portion of the Building containing approximately      8586                        square feet of Rentable Area,
                                                                    ---------------------------------
    shown by diagonal lines on Exhibit "A," located on the       2nd       floor of the Building and known as Suite 200 in
                                                          -----------------                                         ------
    Building 1 at 10655 Sorrento Valley Road.
    ----------------------------------------

m.  Project:  the building of which the Premises are a part (the "Building") and any other buildings or improvements on the real property (the "Property") located at 10655 - 65 - 75 Sorrento Valley Road, San Diego, California and further described at
                                          ----------------------------------------------------------
    Exhibit "B."  The Project is known as Sycamore Creek Office Park.
                                         ---------------------------

n.  Rentable Area: as to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord according to B.O.M.A.
    standards and applied on a consistent basis throughout the Project.

                                                                (1)

o.  Security Deposit (Article 7): $13,978.00 ($6,556.50 received previously and
                                   --------------------------------------------
    applied hereto, balance of $7,421.50 due on Commencement Date.)
    --------------------------------------------------------------------------.
p.  State: the State of    California
                       -------------------------------------------------------.

q. Tenant's First Adjustment Date (Section 5.2): the first day of the calendar month following the Commencement Date plus 12 months.
                                               --

r.  Tenant's Proportionate Share: 11.02%. Such share is a fraction, the
                                  ------
    numerator of which is the Rentable Area of the Premises and the denominator of which is the Rentable Area of the Project, as determined by Landlord according to B.O.M.A. standards from time to time. The Project consists of 3
                                                                               -
    building(s) containing a total Rentable Area of 77,880 square feet.
                                                    ------

s.  Tenant's Use Clause (Article 8):  Biomedical Laboratory and Related Office
                                    -------------------------------------------
    Uses.
    --------------------------------------------------------------------------.

t. Term: the period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.  EXHIBITS AND ADDENDA.

The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

a. Exhibit "A"--Floor Plan showing the Premises. Exhibit "A2" - floor plan showing temporary premises.
b.  Exhibit "B"--Site Plan of the Project.
c.  Exhibit "C"--Landlord's Improvements to 2nd floor common area.
d.  Exhibit "D"--Rules and Regulations.
e.  Exhibit "E"--
f.  Addenda:
              Quality of Construction/Standard for Maint & Repair; Landlord's
    ---------------------------------------------------------------------------
              Representations; Audit Provision; Operating Expense Exclusions;
    ---------------------------------------------------------------------------
              Abatement of Rent/Casualty; Limitation of Tenant's Indemnity;
    ---------------------------------------------------------------------------
              Landlord's Reciprocal Indemnity; Rules & Regulations/Changes; Non
    ---------------------------------------------------------------------------
              Disturbance Agreements; Real Prop Tax/Limit on Pass-Thru;
    ---------------------------------------------------------------------------
              Landlord's Estoppel; Option to Extend Lease Term; Services &
    ---------------------------------------------------------------------------
              Utilities and Proration of 2nd Fl Costs; Alterations & Additions;
    ---------------------------------------------------------------------------
              Damage & Destruction; Adjusted Base Rent; Tenant's Temporary
    ---------------------------------------------------------------------------
              Premises; Landlord's Improvements to 2nd Fl Common Area.
    --------------------------------------------------------------------------.

4.  DELIVERY OF POSSESSION.



                           Intentionally left blank



5.  RENT

5.1. Payment of Base Rent. Tenant agrees to pay the Base Rent for the Premises. Monthly Installments of Base Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Base Rent for the partial month shall be prorated on a per diem basis. Tenant shall pay Landlord the first Monthly Installment of Base Rent when Tenant executes the Lease.

5.2 Adjusted Base Rent.



                                 SEE ADDENDUM




5.3 Project Operating Costs.
    a. In order that the Rent payable during the Term reflect any increase in Project Operating Costs, Tenant agrees to pay to Landlord as Rent, Tenant's Proportionate Share of all increases in costs, expenses and obligations attributable to the Project and its operation, all as provided below.

    b. If, during any calendar year during the Term, Project Operating Costs exceed the Project Operating Costs for the Base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Project Operating Costs in accordance with the provisions of this Section 5.3b.


                                      (2)

(1) The term "Project Operating Costs" shall include all those items described in the following subparagraphs (a) and (b).

     (a) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building or Project or their operation, including without limitation, (i) real property taxes or assessments levied or assessed against the Building or Project, (ii) assessments or charges levied or assessed against the Building or Project by any redevelopment agency, and (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State or federal government or their agencies, branches or departments; provided that if at any time during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building or Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or Project, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Project Operating Costs. If at any time during the Term the assessed valuation of, or taxes on, the Project are not based on a completed Project having at least eighty-five percent (85%) of the Rentable Area occupied, then the "taxes" component of Project Operating Costs shall be adjusted by Landlord to reasonably approximate the taxes which would have been payable if the Project were completed and at least eighty-five percent (85%) occupied.

     (b) Operating costs incurred by Landlord in maintaining and operating the Building and Project, including without limitation the following: costs of
     (1) utilities; (2) supplies; (3) insurance (including public liability, property damage, earthquake, and fire and extended coverage insurance for the full replacement cost of the Building and Project as required by Landlord or its lenders for the Project; (4) services of independent contractors; (5) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Building or Project, and equipment, improvements and facilities located within the Project, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners (but excluding persons performing services not uniformly available to or performed for substantially all Building or Project tenants); (6) operation and maintenance of a room for delivery and distribution of mail to tenants of the Building or Project as required by the U.S. Postal Service; (7) management of the Building or Project, whether managed by Landlord or an independent contractor; (8) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance, operation or repair of the Building or Project; (9) costs, expenditures or charges (whether capitalized or not) required by any governmental or quasi-governmental authority; (12) amortization of capital expenses (i) required by a governmental entity for energy conservation or life safety purposes or
     (ii) made by Landlord to reduce Project Operating Costs; and (13) any other costs or expenses reasonably incurred by Landlord under this Lease and not otherwise reimbursed by tenants of the Project. If at any time during the Term, less than eighty-five percent (85%) of the Rentable Area of the Project is occupied, the "operating costs" component of Project Operating Costs shall be adjusted by Landlord to reasonably approximate the operating costs which would have been incurred if the Project had been at least eighty-five percent (85%) occupied.

(2) Tenant's Proportionate Share of Project Operating Costs shall be payable by Tenant to Landlord as follows:

     (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Project Operating Costs incurred by Landlord in the Comparison Year which exceeds the total amount of Project Operating Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses."

     (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses payable during such Comparison Year, as reasonably estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year.

     (c) On or before April 1 or each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within twenty (20) days of the receipt of the statement. If such total exceeds Tenant's Propor-

                                      (3)
     ionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall reimburse to Tenant an amount equal to the difference within 20 days of delivery of that statement. The obligations of Tenant and Landlord to make payments required under this Section 5.3 shall survive the Expiration Date.

     (d) Tenant's Proportionate Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

     (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay to the cost of such certification unless it is determined that Landlord's original statement overstated Project Operating Costs by more than five percent (5%).

5.4 Definition of Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent (which, together with the Base Rent is sometimes referred to as the "Rent"). The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

5.5 Rent Control. If the amount of Rent or any other payment due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

5.6 Taxes Payable by Tenant. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

6. INTEREST AND LATE CHARGES.

If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any Monthly Installment of Base Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to five percent (5%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

7. SECURITY DEPOSIT.

Tenant agrees to deposit with Landlord the Security Deposit set forth at Section 2o upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any Rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have by reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit

                                      (4)

Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 27 hereof. Within fifteen
(15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

8. TENANT'S USE OF THE PREMISES.

Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. SERVICES AND UTILITIES.

Landlord shall provide and install at its expense a separate electric meter for the Premises. Landlord shall maintain and keep lighted the common areas of the Project, including parking areas, building entries, lobbies, corridors, staircases, and restrooms, and Landlord shall furnish restroom supplies and lightbulb replacement for Building Standard (ie Landlord installed) light fixtures within the Premises. See Addendum 2

Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services or utilities, (ii) failure to furnish or delay in furnishing any such services or utilities where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances, unless directly attributable to Landlord's wrongful or negligent acts, for the loss or damage to Tenant's property or business, through or in connection with or incidental to failure to furnish or delay in the furnishing of any of the foregoing services or utilities.

Tenant shall arrange for the initiation of service for any separately metered utilities to the Premises, including telephone service, directly with the appropriate utility vendor or supplier, and all billing invoices, security deposits, and any other charges relating to the initiation and continued provision of such separately metered utilities and telephone service shall be the responsibility of and in the name of Tenant.

                                      (5)

10. CONDITION OF THE PREMISES.

Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition, except for such matters as to which Tenant gave Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, Building, Project or this Lease (including, without limitation, the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.

11. CONSTRUCTION, REPAIRS AND MAINTENANCE.

     a. Landlord's Obligations. Landlord shall perform any Landlord's Work to the Premises as described in Exhibit "C". Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

     b. Tenant's Obligations.

          (1) Tenant shall perform any Tenant's Work to the Premises as described in Exhibit "C".

          (2) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all plumbing, pipes and fixtures, electrical wiring, switches and fixtures, Building Standard furnishings and special items and equipment installed by or at the expense of Tenant.

          (3) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof, the need for which directly arises out of (i) Tenant's use or occupancy of the Premises, (ii) the installation, removal, use or operation of Tenant's Property (as defined in Article 13) in the Premises, (iii) the moving of Tenant's Property into or out of the Building, or (iv) the wrongful act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

          (4) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

     c. Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

     d. Waiver by Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair, except as otherwise expressly set forth herein.

     e. Load and Equipment Limits. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord's structural engineer. The reasonable cost of any such determination made by Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be objectionable to Landlord or other Building tenants.

     f. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

     g. Tenant shall give Landlord prompt notice following discovery by Tenant of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

     h. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment pursuant to Section 13b shall be repaired by Tenant at Tenant's expense.

12. ALTERATIONS AND ADDITIONS.

     a. Tenant shall not make any additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel as mutually approved by Landlord and Tenant, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that Landlord's contractor supervise and/or perform that portion of any such alteration or additions involving the Building's roof, exterior metal siding and/or stucco surfaces, windows and/or window frames, waterproofing elements associated with any of the above, underground work, landscaping, building entry doors and/or building security system, common area equipment or improvements, and/or any item or element within the Premises building or project subject to a warranty to Landlord.

     b. Except as expressly provided for herein, Tenant shall pay the costs of any work done on the Premises pursuant to Section 12a, and shall keep the Premises, Building and Project free and clear of liens of any kind related to such work. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

     Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgement liens filed against Tenant. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of nonresponsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

     c. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1 1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Section 12c shall relieve Tenant of its obligation under
     Section 12b to keep the Premises, Building and Project free of all liens as set forth in said Section 12b.

     d. Unless their removal is required by Landlord as provided in Section 12a, all additions, alterations and improvements made to the Premises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Section 13b.

13. LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

     a. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in Section 13b.

     b. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed. Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

14. RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "D" and with such reasonable modifications thereof and reasonable additions thereto as Landlord may from time to time make and notify Tenant of in writing. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

15. CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person, or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant's use or possession of the Premises:

     a. To name the Building and Project and to change the name or street address of the Building or Project;

     b. To install and maintain all signs on the exterior and interior of the Building and Project;

     c. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's vaults and safes;

     d. At any time during the Term, without unreasonably interfering with Tenant's operations, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

     e. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

16. ASSIGNMENT AND SUBLETTING.

No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Article 16.

     a. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation

                                      (7)
     of law without the written consent of Landlord.

     b. If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

          (1) Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld; or delayed;

          (2) The assignment or sublease shall be on substantially the same terms set forth in the notice given to Landlord;

          (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

          (4) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

          (5) Any sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

     c. Notwithstanding the provisions of paragraphs a and b above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under Article 8 remains unchanged.

     d. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     e. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord where such consent is required under this Lease for the act that Tenant proposes to do, then Tenant shall, upon demand, pay Landlord any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

17. HOLDING OVER.

If after expiration of the term, Tenant remains in possession of the Premises Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the "Monthly Installments of Base Rent" payable by Tenant shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

18. SURRENDER OF PREMISES.

     a. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broom-clean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property on or before the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.

     b. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all of any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date Tenant shall surrender all keys to the Premises.

19. DESTRUCTION OR DAMAGE.

     a. If the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall, subject to the provisions of this Article,

                                      (8)
     promptly repair the damage, if such repairs can, in Landlord's reasonable opinion, be completed within ninety (90) days. If Landlord reasonably determines that repairs can be completed within ninety (90) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents and employees, the Base Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under Section 19d.

     b. If in Landlord's reasonable opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed within ninety (90) days, Landlord may elect, upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     c. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's reasonable opinion repair thereof cannot be completed within ninety (90) days, Landlord may elect upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     d. If the Premises are to be repaired under this Article, Landlord shall repair at its cost any injury or damage to the Building and Building Standard Work in the Premises. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty, except where such damages are the result of the negligence or willful misconduct of Landlord or Landlord's agents and employees.

     e. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.

20. EMINENT DOMAIN

     a. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that
     (i) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises or parking is taken and the remaining area of the Premises or parking is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety
     (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate as of the date of such taking. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

     b. In the event of any taking, partial or whole, all of the proceeds of any award, judgement or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgement or settlement from the condemning authority. Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's personal property.

     c. In the event of a partial taking of the Premises which does no result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of Building Standard Work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property.

21. INDEMNIFICATION.

     a. Tenant shall indemnify and hold Landlord harmless against and from liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Tenant to be done in, on or about the Premises; (2) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (3) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, invitees or contractors. Tenant shall, at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses reasonably incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause, except where such damages are the result of the negligence or willful misconduct of Landlord or Landlord's agents and employees.

     b. Except as otherwise expressly provided for herein, Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project.

                                      (9)

22. TENANT'S INSURANCE.

     a. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies with a minimum rating by "Best's Key Rating Guide of A: XII" and qualified to do business in the State. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord within thirty (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancellable except after twenty (20) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

     b. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included with the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

     c. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

     d. Not less than every three (3) years during the Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the cost of living in the same manner as is set forth in Section 5.2 hereof for the adjustment of the Base Rent.

23. WAIVER OF SUBROGATION.

Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24. SUBORDINATION AND ATTORNMENT.

Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and to all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor of Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25. TENANT ESTOPPEL CERTIFICATES.

Within ten working (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying (a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to

                                     (10)
execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26. TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27. DEFAULT.

27.1 Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     a. If Tenant abandons or vacates the Premises; or

     b. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for ten (10) days after such payment is due and payable; or

     c. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or

     d. If a writ of attachment of execution is levied on this Lease or on any of Tenant's Property; or

     e. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or

     f. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five
     (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

     g. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

     h. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs d through g above.

27.2 Remedies, in the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do the following:

     a. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

     b. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

     c. Reenter the Premises under the provisions of subparagraph b, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of subparagraphs b or c above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord,; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

Should Landlord elect to terminate this Lease under the provisions of subparagraph a or c above, Landlord may recover as damages from Tenant the following:

     1. Past Rent. The worth at the time of the award of any unpaid Rent which has been earned at the time of termination; plus

     2. Rent Prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                                     (11)

  3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

  4. Proximately Caused Damages. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorney's fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default,
(c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including brokers' commissions.

"The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

27.3 Landlord's Default. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default cannot reasonably be cured within thirty (30) days, if Landlord fails to commence to cure within that thirty (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any) wherever situated, shall be subject to levy to satisfy such judgment. If, after notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein.

28. BROKERAGE FEES.

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except Broker and Sales Agent. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

29. NOTICES

All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. mail, postage prepaid, and addressed as follows: (a) if to Landlord, to Landlord's Mailing Address and to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises. Landlord and Tenant may from time to time by notice to the other designate another place for receipt of future notices.

30. GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

31. RELOCATION OF PREMISES

                                     (12)

32. QUIET ENJOYMENT.

Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

33. OBSERVANCE OF LAW.

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

34. FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article 34 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

35. CURING TENANT'S DEFAULTS.

If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all costs of such performance promptly upon receipt of a bill therefor.

36. SIGN CONTROL.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

37. MISCELLANEOUS.

a. Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole but reasonable discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

b. Addenda. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

c. Attorneys' Fees. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

d. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Articles and Sections in this Lease.

e. Changes Requested by Lender. Neither Landlord or Tenant shall unreasonably withhold its consent to administrative changes or amendments to this Lease requested by the Lender on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom the consent to such change or amendment is requested.

f. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State.

g. Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any reasonable refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

h. Corporate Authority. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution.

i. Counterparts. This lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

j. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, pending Landlord's Lender's approval of this Lease and execution and delivery of this Lease to Tenant.

k. Furnishings of Financial Statement; Tenant's Representations. In order to induce Landlord to enter into this Lease or any extention thereof Tenant agrees that it shall promptly furnish Landlord for Landlord's review and approval, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease or any extention thereof are true, correct and complete in all respects.

l. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

m. Mortgagee Protection. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant to Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

n. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest.

o. Recording. Tenant shall not record this Lease without the prior consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

p. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

q. Successors and Assigns. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

r. Time of the Essence. Time is of the essence of this Lease.

s. Waiver. No delay or omission in the exercise of any right or remedy of a party upon any default by the other party shall impair such right or remedy or be construed as a waiver of such default.

The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

A party's consent to or approval of any act by the other party requiring the first party consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent act by the other party.

Any waiver by a party of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

The parties hereto have executed this Lease of the date set forth on page 1.

   Sycamore/San Diego Investors             Protein Polymer Technologies, Inc.
--------------------------------------    -------------------------------------
    By: Shell Properties Corp., Agent

--------------------------------------    -------------------------------------

    /s/ Jeffrey P. Server                   /s/ J. Thomas Parmeter
--------------------------------------    -------------------------------------
    By: Jeffrey P. Server, President        By: J. Thomas Parmeter, President

               3-15-96                               March 8, 1996
--------------------------------------    -------------------------------------
              Landlord                                   Tenant


                             SEE YOUR ATTORNEY
                             -----------------

     This lease should be given to your attorney for review before your sign it. Landlord and Landlord's agent make no representation or recommendation concerning the tax or legal effects or the legal sufficiency of this lease. These are questions for legal counsel.

                               (14)

                 ADDENDUM TO LEASE DATED MARCH 1, 1996, BY AND
                BETWEEN SYCAMORE/SAN DIEGO INVESTORS, LANDLORD, AND PROTEIN POLYMER TECHNOLOGIES, INC., TENANT.
                -----------------------------------------------

        Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be a part of the Lease and shall supercede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum to "Lease" shall be construed to mean the Lease, as amended and supplemented by this Addendum. All terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as the terms used in the Lease.

        1.      Quality of Construction - Standard for Maintenance, Repairs &
                -------------------------------------------------------------
Operation.  Landlord hereby represents and warrants to Tenant that the
---------
improvements to be completed by Landlord as provided in Paragraph 18 herein and as depicted in Exhibit "C" of this Lease shall be constructed according to plans and specifications as may be mutually agreed upon between Tenant and Landlord, but, in any event, according to plans and specifications as may be mutually agreed upon between Tenant and Landlord, but, in any event, according to plans and specifications as approved by all interested governmental agencies. Otherwise, Landlord shall maintain, repair and operate the Project (subject to Tenant's maintenance and repair obligations set forth in the Lease) in a condition customary in the industry for comparable buildings, and shall operate the Project in a like manner.

        2.      Landlord's Representations.  Landlord hereby represents and
                --------------------------
warrants that to the best of Landlord's knowledge the use by Tenant of the Premises for the purposes set forth in the Tenant Use Clause is not, as of the date of this Lease, in violation of any law or covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project. Landlord further represents and warrants that to the best of Landlord's knowledge Tenant's use of the Premises for the purposes set forth in the Tenant Use Clause will not, as of the date of this Lease, invalidate any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and to the best of Landlord's knowledge complies with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function.

        3. Audit Provision. If, after any inspection conducted by Tenant under Section 5.3(e) of the Lease, Tenant continues to dispute the amount of additional rent owed, Tenant shall have the right, exercisable not more than once in any calendar year, to retain an independent, certified public accounting firm, which firm shall be subject to Landlord's consent, (which consent shall not be unreasonably withheld or delayed), to audit and/or review

Landlord's records to determine the proper amount of Tenant's Proportionate Share of Project Operating Costs and any other additional rent. If such audit or review reveals that Landlord has overcharged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse Tenant the amount of such overcharge plus interest at the Interest Rate. The "Interest Rate" is defined as the lesser of (a) the prime rate of Bank of America NT & SA, plus two percent (2%) or (ii) the maximum rate permitted by law. If the audit reveals that Tenant was undercharged, then, within thirty (30) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge plus interest thereon at the Interest Rate. Tenant agrees to pay the cost of any such audits; provided, however, that if any audit reveals that Landlord's determination of Tenant's Proportionate Share of Project Operating Costs of other additional rent was in error in Landlord's favor by more than five percent (5%), then Landlord shall pay the cost of such audit. Landlord shall be required to maintain records of the Project Operating Costs for the entirety of the three
(3) year period following Landlord's delivery to Tenant of each operating cost statement setting forth Tenant's Proportionate Share of Project Operating Costs. The payment by Tenant of any amounts pursuant to Article 5 of the Lease shall not preclude Tenant from questioning the correctness of any operating cost statement provided by Landlord. If Landlord's books and records are audited or reviewed by any independent certified public accountant or accounting firm retained by Landlord, the existence of such audit or review, together with a copy of the results, shall be disclosed and transmitted to Tenant by Landlord within twenty (20) days of Landlord's receipt of such review or audit results.

         4. Project Operating Costs Exclusions.
            ----------------------------------
Notwithstanding anything to the contrary set forth in Article 5 of the Lease, Project Operating Costs shall not include the following:

         (i) Any ground lease rental;

         (ii) Any principal, interest, points or other fees on debts or amortization on any mortgage or mortgages or any other debt instrument with regard to the project;

         (iii) That portion of any costs of capital repairs, replacements, improvements or equipment, including interest thereon if any, which would result in Tenant's prorata share (for such capital items) exceeding the hereby agreed upon amount of $1,600.00 per month during the Lease Term where such items are described as those having a useful life in excess of one (l) year and where the cost of such items are amortized over their reasonably anticipated lives pursuant to generally accepted accounting principles consistently applied;

         (iv) Rentals for items not directly required or involved in Landlord's performance of its obligations pursuant to this Lease;

         (v) Costs incurred by Landlord for the repair of damage to the Project to the extent that Landlord is reimbursed by insurance proceeds;

         (vi) Costs incurred by Landlord with respect to the negotiation or installation of past, present, future or prospective tenants or occupants within the Project including tenant improvement and refurbishment costs, space planning, leasing commissions and other marketing costs, attorney costs and other fees, and any other costs and expenses connected therewith;

         (vii) Expenses for items and services not offered to Tenant, or for which Tenant or any other tenant or occupant directly reimburses Landlord (other than through Tenant's Proportionate Share of Project Operating Cost Increases);

     (viii) Costs incurred by Landlord due to the violation by Landlord and/or other tenant or occupant of the terms and conditions of any other lease agreement.

       (ix) Overhead and profit increments paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

        (x) Landlord's general corporate overhead and administrative expenses;

       (xi) Electric power costs for which any tenant or occupant directly contracts with the local public service company;

      (xii) Governmental fines and/or tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

     (xiii) Landlord's charitable or political contributions;

      (xiv) Costs, attorney fees, judgements and payments arising from claims, disputes, arbitration, litigation or the threat of litigation pertaining to the Landlord and/or the Building and/or the Project or any other tenant or occupant therein except where the tenants of the project would receive benefits if Landlord prevails.

       (xv) Costs incurred by Landlord which are not customarily treated as "operating expenses" or "operating costs" at comparable office buildings.

          5.    Abatement of Rent When Tenant is Prevented from Using Premises.
                --------------------------------------------------------------
Notwithstanding anything to the contrary contained in the Lease, in the event that Tenant is prevented from using, and does not use, the Premises or any portion of the Premises greater than five percent (5%) of the Rentable Area of the Premises for ten (10) consecutive days (the "Eligibility Period") as a result of any damage or destruction to the Premises, or the taking of all or any part of the Premises by eminent domain, or any failure on the part of Landlord or Landlord's agents, employees, contractors or representatives, to provide services or access to the Premises, except for those provided by public utilities or other public entities over which Landlord has no control, then Tenant's obligation to pay Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period, for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the Rentable Area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total Rentable area of the Premises. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises or Tenant's personal property, Tenant's abatement period shall commence immediately and shall continue until Tenant has been given sufficient time (as reasonably determined by Landlord and Tenant), and sufficient access to the Premises (as reasonably determined by Landlord and Tenant), to rebuild the portion of the Premises it is required to rebuild, to install its property, furniture, fixtures, and equipment, and to move in over a weekend.

          6.    Limitation on Tenant's Indemnity.
                --------------------------------
Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to indemnify and hold Landlord harmless from any loss, cost, liability, damage and expense, including, but not limited to, penalties, fines and actual attorneys' fees and costs, (collectively "Claims"), to any person, property or entity resulting from any breach of the Lease by Landlord or any default by Landlord thereunder or from the negligence or the willful misconduct of Landlord or its agents, employees, in connection with Landlord's activities in the Project and/or the Building (except for damage to the tenant improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises as to which Tenant is required to obtain the requisite insurance coverage) and Landlord hereby so indemnifies and saves Tenant harmless from any such Claims. However, Tenant's agreement to indemnify and hold Landlord harmless pursuant to Article 21 of the Lease, and the agreement by Landlord to indemnify and hold Tenant harmless set forth above are not intended to, and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of the Lease to the extent that such policies cover the results of such acts or conduct. The parties hereby agree that if either party breaches this Addendum No. 2 provision by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by such party to self-insure said required coverage, with full waiver of subrogation in favor of the other party. The parties further agree that to the extent any damage or repair obligation of Tenant is covered by insurance obtained by Landlord or would have been covered by insurance had Landlord maintained the insurance required to be maintained by Landlord under the Lease as part of the Project Operating Costs, but is not covered by insurance obtained by Tenant, then Tenant shall be relieved of its indemnity obligation up to the amount of the insurance proceeds which the Landlord actually receives (or would have received had Landlord maintained insurance as aforesaid).

  7.  Reciprocal Indemnity.  Notwithstanding anything contained in this Lease
      --------------------
to the contrary, Landlord hereby indemnifies and holds Tenant harmless from any loss, cost, liability, damage or expense (including, but not limited to, penalties, fines, and reasonable actual attorneys' fees and costs) to any person or property outside of the Premises or unrelated to the Premises, (except if resulting from the sole or joint and several negligent acts or omissions of Tenant or those of its employees, licensees or agents) to the extent such loss, costs, liability, damage or expenses are covered by the insurance obtained by Landlord. In the event the Premises, the Building or the Project are damaged or destroyed and such damage or destruction is covered by insurance obtained by Landlord but not covered by insurance obtained by Tenant, and further, that Tenant is not in default hereunder and Tenant has fully complied with all insurance required to be carried by Tenant hereunder, Landlord shall use the proceeds of its insurance to repair the damage or destruction to the Premises, the Building and/or the Project, subject to any rights either Landlord or Tenant may have to terminate this Lease in the event such damage or destruction occurs.

  8.  Rules and Regulations.  Landlord agrees that the Rules and Regulations
      ---------------------
of the Project, attached to and made a part of this Lease as Exhibit "D" shall not be changed or revised at Landlord's will in a manner which materially interferes with the purposes permitted under Tenant's Use Clause.

  9. Non-Disturbance Agreements. Landlord also agrees (a) to provide Tenant with commercially reasonable Non-Disturbance Agreements in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord in existence as of the date of this Lease on or before December 10, 1991, and (b) to provide Tenant with commercially reasonable Non-Disturbance Agreements in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time during the term of the Lease in consideration of, and as a condition precedent to, Tenant's agreement to be bound by Article 24 of the Lease. Such Non-Disturbance Agreement(s) shall provide that such Holders shall be responsible for fulfilling all of Landlord's obligations pursuant to the Lease.

        10.    Real Property.  Notwithstanding any contrary provision of
               -------------
Article 5 of the Lease, Tenant's Proportionate Share of Project Operating Costs shall not include (i) any increases in real property taxes resulting from any assessment or reassessment of the Building or the Project or the real property on which the Project is located, to the extent that any such increase arises out of or results from: (a) the sale or transfer of ownership or ground lease of all or any part of the Project or any part of the real property on which the Project is located, or (b) the refinancing or placement of any debt related to or secured by all or any part of the Project or any part of the real property on which the Project is located.

        11.    Landlord's Estoppel Certificates.  Provided that Tenant is not
               --------------------------------
at the time in default hereunder, then Landlord within (20) days after written request from Tenant, Landlord shall execute and deliver to Tenant or Tenant's designee, a written statement certifying (a) this Lease is unmodified and in full force and effect, or in full force and effect as modified in stating the modifications; (b) the amount of Base Rent and date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposit held by Landlord; and (d) that Tenant is not in default hereunder or, if Tenant is claimed in default, stating the nature of any claim default. Any such statement may be relied upon by any assignee, sublessee or lender. Landlord's failure to execute and deliver such statement within the time required shall at Tenant's election be a default under this Lease and shall be conclusive upon Landlord that: (1) this Lease is in full force and effect and has not been modified except as represented by Tenant; and (2) there are no uncured defaults in Tenant's performance.

        12.    Option to Extend Lease Term.  Tenant shall have the option
               ---------------------------
(provided that Tenant shall not at the time of exercise of said option or at any subsequent time thru commencement date of said option term be in default hereunder) to extend the term of this Lease for an additional Sixty (60) months subject to all of the terms and conditions contained in this Lease. Said option shall be exercised by Tenant by giving to Landlord written notice of Tenant's election to exercise said option not later than September 1, 1998. During said option term Base Rent shall be adjusted pursuant to the provisions of Paragraph 16 hereof.


        13.    Services and Utilities.  Landlord shall furnish to the Premises,
               ----------------------
subject to the provisions of paragraph 5.3 of the Lease, lighting, water, electricity, gas, sewer and other utilities, elevator service, janitorial service, exterior window-washing, HVAC equipment and filter maintenance services pursuant to the standard set forth in Section 1, above. All utilities, including, without limitation, water, electricity, gas and sewer, shall be available to the Premises 24 hours per day, every day throughout the term, in quantities sufficient for Tenant's normal business operations. Landlord shall also provide to Tenant access to the Premises 24 hours per day, every day throughout the term. In the event that Tenant consumes services or utilities in excess of that usually supplied to the Premises for use of the Premises as general office space, as reasonably determined by Landlord, and such services of utilities are not separately metered or otherwise directly paid for by Tenant, then Landlord may under such circumstances establish a monthly prorata charge for Tenant's excess use or consumption of such services and utilities.

notwithstanding any provisions of Article 9 of the Lease to the contrary, Landlord shall provide natural gas and electricity, including UPS and emergency power, to the second floor of Building 1 and to the Premises through the Building's second floor house meters. Landlord, Tenant and Tenant's second floor co-tenant, shall cooperate to establish fair and equitable methods for the proration of second floor costs of the natural gas and electricity supplied by Landlord. Such agreed upon methods shall be in writing and incorporated within the Lease. If no such methods can be agreed upon, the costs of such utilities shall be prorated by Landlord on a straight square-footage basis; provided, however, in the event that said formula does not lead to a fair and equitable proration because the second floor tenants do not use electricity or other utilities in proportionally equal amounts, Landlord shall adjust said formula as necessary to lead to such fair and equitable proration. Any such proration shall be reviewed from time to time so that it accomplishes the purposes intended hereby. In either case, the prorated costs of such utilities shall be additional rent due under the Lease.

          14. Alterations and Additions. Notwithstanding any limitations set
              -------------------------
forth in Article 12 of the Lease, Tenant shall have the right to make minor, non-structural alterations, improvements and additions to the Premises, except for any life safety systems, without obtaining Landlord's prior written consent where the cost of each such alteration, improvement and addition does not exceed $1,000, so long as Tenant meets all of the other requirements of said Article 12.

          15.  Damage and Destruction.  Notwithstanding any language to the
               ----------------------
contrary in Article 19 of the Lease, if the Premises or the portion of the Building or parking areas necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements, or other casualty, Landlord shall notify Tenant within thirty (30) days of said casualty if Landlord, in its reasonable judgment, believes that the repairs will take longer than sixty (60) days to complete, which notice shall include Landlord's best estimate of the total time that said repairs will take to complete (the "Estimate"). If the Estimate exceeds ninety (90) days, then Tenant shall have the right to terminate the Lease by providing Landlord written notice of Tenant's receipt of the Estimate, in which case the Lease shall terminate as of the date of the casualty.

          16.  (Article 5 Paragraph 2) Adjusted Base Rent.  The amount of Base
               ------------------------------------------
Rent Per Year set forth in Article 2(a) hereof (and the corresponding Monthly Installments of Base Rent set forth in Article 2(j) hereof) shall be adjusted annually commencing with Tenant's First Adjustment Date set forth in Article 2(q) hereof, by the same percentage (%) increase, if any, in the Index set forth in Article 2(h) hereof. The Base Index shall be the Index as it stands as of the end of the 2nd 1/2 of 1996 and the Comparison Index shall be the same Index as it stands at the end of each twelve (12) month interval from the date of the Base Index. The Base Index shall be subtracted from the Comparison Index of the time and the positive difference, if any, shall be divided by the Base Index to yield the cumulative percentage (%) increase in the Index between the Base Index date and the Comparison Index date of the time. The yearly and monthly Base Rent set forth in Article 2 (a & j) hereof shall be multiplied by the percentage increase in the Index as above calculated (rounded to the nearest hundredth of a percent) and those respective products shall be added to said yearly and monthly Base Rent to determine the Adjusted Base Rent payable yearly and monthly between each such anniversary date. No such adjustment made pursuant to the preceding formula shall exceed seven (7%) of the Base Rent of Article 2 (a & j) nor shall any such adjustment be less than three (3%) of said Base Rent. When the Adjusted Base Rent payable as of each adjustment date has been determined, Landlord shall give Tenant written notice setting forth the calculation of Base Rent as adjusted. Delay in Landlord's notice to Tenant shall not relieve Tenant of Tenant's obligation to pay Adjusted Base Rent as of the adjustment date.

     17.  Tenant's Temporary Premises.  Commencing March 1, 1996 and continuing
          ---------------------------
through to the Commencement Date of the term of the Lease for the Premises Tenant shall be entitled to occupy and use those temporary premises known as Suite 201 on the second floor at 10655 Sorrento Valley Road (containing approximately 4,371 square feet and as depicted on Lease Exhibit "A2") under all of the same terms and conditions of this Lease with the exception of Monthly Base Rent which rent shall be in the amount of $6,721.72 and which rent shall be subject to adjustment pursuant to Paragraph 16 above for any percentage change in the "Index" over the period 2nd 1/2 1994 thru 2nd 1/2 1995. For the purposes of this paragraph, the initial base rent for the Temporary Premises is $6,557 per month.

     18.  Landlord's Improvements.  Prior to the Commencement Date of the term
          -----------------------
of the Lease for the Premises Landlord shall, at Landlord's sole cost and expense, construct or cause to be constructed the 1 Hr rated fire corridor depicted in Exhibit "C" of the Lease. Tenant, Tenant's 2nd floor co-tenant and Landlord shall cooperate in their final design, location of doorways, etc. to permit Landlord's timely completion of said improvements.



SYCAMORE/SAN DIEGO INVESTORS

By:  Shell Properties Corporation, Agent



By: /s/ Jeffrey P. Server
    --------------------------------
    Jeffrey P. Server,
    President



PROTEIN POLYMER TECHNOLOGIES, INC.



By:  /s/ J. Thomas Parmeter
    --------------------------------
    J. Thomas Parmeter,
    President

                                  EXHIBIT "A"










                                   Suite 200

                          10655 Sorrento Valley Road



                            (DIAGRAM OF FLOOR PLAN)

                                 EXHIBIT "A2"








                                   Suite 201
                          10655 Sorrento Valley Road






                            [DIAGRAM OF FLOOR PLAN]

                                  EXHIBIT "B"

                                   Site Plan
                                   ---------

                        SYCAMORE CREEK OFFICE R&D PARK

                     10655 10665 10675 Sorrento Valley Rd.
                                 San Diego, CA


                                     I 805



                            (Diagram of Site Plan)


                             SORRENTO VALLEY ROAD

                                  EXHIBIT "C"
                                  -----------



                                    2nd Fl.

                          10655 Sorrento Valley Road

               (Diagram of 2nd Floor for Sycamore Creek Office)

                                  EXHIBIT "D"

                       RULES AND REGULATIONS ATTACHED TO
                         AND MADE A PART OF THIS LEASE

                                       1

      No sign, placard, picture, advertisement, awning, shade, window film, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Lessor first having been obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, awning, shade, window film, name or notice without notice to and at the expense of Lessee.

      All approved signs or lettering on doors and directories shall be printed, painted, affixed or inscribed at the expense of Lessee. All such signs and installation will be ordered through the Lessor.

      Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the premises; provided, however, that Lessor is to furnish and install a building standard window drapery at all exterior windows.

                                       2

                                       3

      The bulletin board or directory of the building will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

                                       4

      The sidewalks, halls, passages, exits, entrances, parking areas, elevators and stairways shall not be obstructed by any of the lessees or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of the Lessor shall be prejudicial to the safety, character, reputation and interests of the building and its lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No lessee and no employees or invitees of any lessee shall go upon the roof of the building.

                                       5

      Lessee shall not alter any lock or install any new or additional locks or any bolts on any door of the premises.

                                       6

      The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be born by the Lessee who, or whose employees or invitees shall have caused it.

      Lessee shall not overload the floor of the premises or, except in the course of normal business operations, mark, drive nails, screw or drill into partitions, woodwork or plaster or in any way deface the premises or any part thereof.

                                       8

      No furniture, freight or equipment of any kind shall be brought into the building without the consent of Lessor and all moving of the same into or out of the building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

                                       9

   Lessee shall not employ any person or persons other than the janitor of Lessor for the purpose of cleaning the premises unless otherwise agreed to by Lessor. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to any Lessee for any loss of property on the premises, however occurring, or for any damage done to the effects of any Lessee by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

                                      10

                                      11

       No cooking other than by microwave shall be done or permitted by any Lessee on the premises, except as related to Tenant's normal business operations, nor shall the premises be used for the storage of merchandise, for washing clothes, except as related to Tenant's normal business operations, or for lodging.

        Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor, except as otherwise provided in the Lease. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Lessor, except as otherwise provided in the Lease.

                                      14

        Each Lessee, upon the termination of the tenancy, shall deliver to the Lessor the keys of building access, offices, rooms and toilet rooms which shall have been furnished to the Lessee or which the Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay the Lessor therefor.

                                      15

        No Lessee shall lay linoleum, tile, carpet of other similar floor covering so that the same shall be affixed to the floor of the premises in any manner except as approved by the Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be born by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused. Lessee, at Lessee's expense, is to provide and use carpet protection plates where roll type chairs are used to prevent excessive carpet wear.

                                      16


                                      17

        On Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the building, or to the halls, corridors, elevators or stairways in the building, or to the premises may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission or exclusion from the building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the building during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the building and the building.

                                      18

        Lessee shall see that the doors of the premises are closed and securely locked before leaving the building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee's employees leave the building, and that all electricity shall likewise by carefully shut off, so as to prevent waste or damage, and for any default of carelessness Lessee shall make good all injuries sustained by other tenants or occupants of the building or Lessor. Lessee must observe strict care not to leave windows, sliding glass doors open when it rains; and, for any default or carelessness the Lessee shall make good all injuries and damages sustained by other tenants and building Lessor.

     Lessor reserves the right to exclude or expel from the building any person who, in the judgement of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

                                      20

     The requirements of Lessee will be attended to only by an application at the Office of the Building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee will admit any person (Lessee or otherwise) to an office without specific instructions from the Lessor.

                                      21



                                      22

     Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and the street address of the building of which the premises are a part.

                                      23

     Lessee shall not disturb, solicit, or canvass an occupant of the building and shall cooperate to prevent the same.

                                      24

     Without the written consent of Lessor, Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

                                      25



                                      26

     The word "building" as used herein means the building which the premises are a part.

                                      27

     In the event and in each occurrence, Lessee issues a check to Lessor which is dishonored by the bank, Lessee agrees to pay Lessor as a penalty the amount of $15.00 which is immediately due and payable along with the redemption of such dishonored check.

                                      28

     No monthly rent statements are issued by Lessor. If a rent statement is requested by Lessee, a monthly fee of $5.00 will be charged to Lessee, payable with monthly rent.

      If Lessee locks himself out of the leased premises, a copy of the key can be obtained from the Lessor's office during normal business hours. A deposit of $10.00 is required with the pickup of the key, refundable upon return of the key to Lessor's office.

                                      30
      The Lessee shall not do anything in the premises, or bring or keep anything herein, which will in any way increase or tend to increase the risk of fire or rate of insurance, or which shall conflict with the Regulations of the Fire Department or the fire laws or with any insurance policy on the building or any part thereof, or with any rules or ordinances established by Public Authority.

                                      31

      The Lessor reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or make any reasonable Rules and Regulations as in the Lessor's judgement may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Lessor shall give Lessee notice of any changes or additions to, these Rules and Regulations thirty (30) days before the effective date of such changes or additions.

                                      32

      If an inconsistency exists or arises between the provisions of the Lease between the Lessee and Lessor and these Rules and Regulations, the provisions of the Lease between the Lessee and Lessor shall govern.